                                                                    EXHIBIT 23.2


            CONSENT OF ERNST & YOUNG REVISEURS D'ENTREPRISES S.C.C.,
                              INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Auditors" and to the use of our report dated February 26, 1998 (Hermes Europe Railtel B.V.), in the Registration Statement (Form S-4) and related Prospectus of Hermes Europe Railtel B.V., dated on or about January 15, 1999.


                              /s/ Ernst & Young Reviseurs D'Entreprises S.C.C.

Brussels, Belgium
January 13, 1999